Financial Statements

The following financial statements are filed in Part F/S of the Third Amendment to Form 10-SB:

1. Audited Financial Statements for the year ended December 31, 1999.

2. Audited Financial Statements for the year ended December 31, 1998.

3. Interim Financial Statements for the period ended March 31, 2000.

4. Interim Financial Statements for the period ended June 30, 2000.

5. Interim Financial Statements for the period ended September 30, 2000.


PRIME EQUIPMENT INC.

(FORMERLY PRIME EQUIPMENT CORP.)

(A DEVELOPMENT STAGE COMPANY)

FINANCIAL STATEMENTS

DECEMBER 31, 1999







INDEPENDENT ACCOUNTANT'S REPORT

To the Board of Directors and Stockholders

of Prime Equipment, Inc.

(Formerly Prime Equipment Corp.)

Las Vegas, Nevada

I have audited the accompanying balance sheets of Prime

Equipment, Inc. (a development stage company) as of December 31,

1999 and December 31, 1998 and the related statements of

operations, cash flows and changes in stockholders' equity for the period from December 18, 1998 (date of inception) to December

31, 1999. These financial statements are the responsibility of

Prime Equipment, Inc.'s management. My responsibility is to

express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted

auditing standards. Those standards require that I plan and

perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and

significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the accompanying financial statements

present fairly, in all material respects, the financial position of Prime Equipment, Inc. as of December 31, 1999 and the results of operations, cash flows and changes in stockholders' equity for the year then ended as well as the cumulative period from

December 18, 1998 conformity with generally accepted accounting principles.

/s/ DAVID COFFEY

David Coffey C.P.A.

Las Vegas, Nevada

January 6, 2000

(Page 1)


PRIME EQUIPMENT, INC.

(FORMERLY PRIME EQUIPMENT CORP.)

(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEETS


	Dec. 31, 1999	Dec. 31, 1998
ASSETS
Cash.	$20,041	$100
Loan receivable.	$10,000	$0
Interest receivable.	$617	$0
Total Assets	$30,658	$100

LIABILITIES & STOCKHOLDERS' EQUITY
Accounts payable.	$29,800	$400
Total Liabilities	$29,800	$400

Stockholders' Equity
Common stock, authorized at $.001 par value, issued and outstanding 4,021,000 and 100,000 shares respectfully.	4,021	100
Additional paid-in capital.	$21,329	$0
Deficit accumulated during the development stage.	$(24,492)	$(400)
Total Stockholders' Equity	$858	$(300)

Total Liabilities and Stockholders' Equity	$30,658	$100



The accompanying notes are an integral part of these financial statements.

(Page 2)


PRIME EQUIPMENT, INC.

(FORMERLY PRIME EQUIPMENT CORP.)

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF OPERATIONS AND DEFICIT

ACCUMULATED DURING THE DEVELOPMENT STAGE

FOR THE YEAR ENDED December 31, 1999

(With Cumulative Figures From Inception)


	January 1, 1999 To Dec. 31, 1999	From Inception, Dec. 18, 1998 to Dec. 31, 1999

Interest	$617	$617

Expenses:
Consulting	$23,650	$23,650
Office expenses	$59	$59
Organizational expense	$0	$400
Professional fees	$1,000	$1,000
Total Expenses.	$24,709	$25,109

Net loss.	$(24,092)	$(24,492)

Retained earnings, beginning of period.	$(400)

Deficit accumulated during the development stage.	$(24,492)

Earnings (loss) per share assuming dilution: Net loss.	$(.00)	$(.01)

Weighted average shares outstanding.	3,668,500	3,540,150



The accompanying notes are an integral part of these financial statements.

(Page 3)


PRIME EQUIPMENT, INC.

(FORMERLY PRIME EQUIPMENT CORP.)

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

PERIOD FROM December 18, 1998 (Date of Inception)

To December 31, 1999


	Common Stock Shares	Common Stock Amount	Additional Paid-In Capital	Total

Balance, December 18, 1998.	---	$---	$---	$---

Issuance of common stock for cash December of 1998.	100,000	$100	$0	$100
Less net loss.	0	$0	$0	$(400)

Balance, December 31, 1998.	100,000	$100	$0	$(300)

Issuance of common stock for cash March of 1999.	100,000	$100	$9,900	$10,000

Stock split 20 to 1, October of 1999.	3,800,000	$3,800	$(3,800)	$0

November of 1999.	1,000	$1	$999	$1,000

December of 1999.	20,000	$20	$19,980	$20,000
Less offering costs.	0	0	$(5,750)	$(5,750)
Less net loss.	0	0	0	$(24,092)

Balance, December 31, 1999.	4,021,000	$4,021	$21,329	$858



The accompanying notes are an integral part of these financial statements.

(Page 4)


PRIME EQUIPMENT, INC.

(FORMERLY PRIME EQUIPMENT CORP.

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED December 31, 1999

(With Cumulative Figures From Inception)


	January 1, 1999 To Dec. 31, 1999	From Inception, Dec. 18, 1998 To Dec. 31, 1999
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net Loss.	$(24,092)	$(24,492)
Adjustments to reconcile net loss to cash used by operating activity:
Loan receivable.	$(10,000)	$(10,000)
Interest receivable.	$(617)	$(617)
Accounts payable.	29,400	29,800
NET CASH PROVIDED BY OPERATING ACTIVITIES:	$(5,309)	$(5,309)

CASH FLOWS USED BY INVESTING ACTIVITIES.
NET CASH USED BY INVESTING ACTIVITIES:	$0	$0

CASH FLOWS FROM FINANCING ACTIVITIES:
Sale of common stock.	$121	$221
Paid-in capital.	$30,879	$30,879
Less offering costs.	$(5,750)	$(5,750)
NET CASH PROVIDED BY FINANCING ACTIVITIES.	$25,250	$25,350

NET INCREASE IN CASH.	$19,941	$20,041

CASH AT BEGINNING OF PERIOD.	$100

CASH AT END OF PERIOD.	$20,041



The accompanying notes are an integral part of these financial statements.

(Page 5)


PRIME EQUIPMENT, INC.

(FORMERLY PRIME EQUIPMENT CORP.)

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

December 31, 1999

NOTE A: SUMMARY OF SIGNIFICANT

ACCOUNTING POLICIES

The Company was incorporated on December 18, 1998

under the laws of the state of Nevada. The business purpose

of the Company is to start a chain of equipment rental services.

The Company will adopt accounting policies and procedures

based upon the nature of future transactions.

NOTE B: SALE OF COMMON STOCK

In March of 1999, the Company completed the sale of

100,000 shares of its common stock at $.10 per share or

$10,000, 1,000 shares of its common stock at $1.00 per

share in November of 1999 and 20,000 shares of the common

stock at $1.00 in December of 1999.

NOTE C: NAME CHANGE AND INCREASE IN

AUTHORIZED CAPITAL

On October 28th, 1999, the Company changed its name from

"Prime Equipment Corp." to "Prime Equipment, Inc." and

increased its authorized capital stock to 74,000,000

shares of $.001 per share par value from 50,000,000

shares of $.001 per share par value. Of the 74,000,000

authorized shares, 50,000,000 are common stock and

24,000,000 are preferred shares.

NOTE D: STOCK SPLIT

On October 29, 1999, the Company approved a twenty to

one stock split. Prior to the stock split there were 200,000 shares of common stock outstanding and after the stock

split there were 4,000,000 shares of common stock

outstanding.

NOTE E: EARNING (LOSS) PER SHARE

Basic EPS is determined using net income divided by the

weighted average shares outstanding during the period.

Diluted EPS is computed by dividing net income by the

weighted shares outstanding, assuming all dilutive

potential common shares were issued. Since the Company

has no common shares that are potentially issuable, such

as stock options, convertible securities or warrants,

basic and diluted EPS are the same.

(Page 6)


PRIME EQUIPMENT CORP.

(A DEVELOPMENT STAGE COMPANY)

FINANCIAL STATEMENTS

DECEMBER 31, 1998







INDEPENDENT ACCOUNTANT'S REPORT

To the Board of Directors and Stockholders

of Prime Equipment Corp.

Las Vegas, Nevada

I have audited the accompanying balance sheet of Prime

Equipment Corp. (a development stage company) as of December 31,

1998 and the related statements of operations, cash flows and changes in stockholders' equity for the period from December 18,

1998 (date of inception) to December 31, 1998. These financial statements are the responsibility of Prime Equipment Corp.'s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted

auditing standards. Those standards require that I plan and

perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and

significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the accompanying financial statements

present fairly, in all material respects, the financial position of Prime Equipment Corp. as of December 31, 1998 and the results of operations, cash flows and changes in stockholders' equity for the period then ended in conformity with generally accepted

accounting principles.

/s/ DAVID COFFEY

David Coffey C.P.A.

Las Vegas, Nevada

November 22, 1999

(Page 1)


PRIME EQUIPMENT CORP.

(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEET

DECEMBER 31, 1998


ASSETS
Cash.	$100
Total Assets.	$100

LIABILITIES & STOCKHOLDERS' EQUITY
Accounts payable.	$400
Total Liabilities.	$400

Stockholders' Equity
Common stock, authorized 50,000,000 shares at $.001 par value, issued and outstanding 100,000 shares.	$100
Deficit accumulated during the development period.	$(400)
Total Stockholders' Equity.	$(300)

Total Liabilities and Stockholders' Equity.	$100



The accompanying notes are an integral part of these financial statements.

(Page 2)


PRIME EQUIPMENT CORP.

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF OPERATIONS AND DEFICIT

ACCUMULATED DURING THE DEVELOPMENT STAGE

FOR PERIOD ENDED FROM December 18, 1998

To December 31, 1998


Sales	$0

Expenses:
Organizational expenses.	$400
Total expenses.	$400

Net Loss.	$(400)

Retained earnings, beginning of period.	$0

Deficit accumulated during the development stage.	$(400)

Earnings (loss) per share assuming dilution:
Net loss.	$(.00)

Weighted average shares outstanding.	100,000



The accompanying notes are an integral part of these financial statements.

(Page 3)


PRIME EQUIPMENT CORP.

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

PERIOD From December 18, 1998 (Date of Inception)

To December 31, 1998


	Common Stock Shares	Common Stock Amount	Additional Paid-In Capital	Total

Balance, December 18, 1998.	---	$---	$---	$---

Issuance of common stock for cash.	100,000	$100	$0	$100
Less net loss.	0	$0	$0	$(400)

Balance, December 31, 1998.	100,000	$100	$0	$(300)



The accompanying notes are an integral part of these financial statements.

(Page 4)


PRIME EQUIPMENT CORP.

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF CASH FLOWS

From December 18, 1998

To December 31, 1998


CASH FLOWS USED BY OPERATING ACTIVITIES
Net loss	$(400)
Increase in accounts payable	$400

NET CASH PROVIDED BY OPERATING ACTIVITIES	$0

CASH FLOWS USED BY INVESTING ACTIVITIES NET CASH USED BY INVESTING ACTIVITIES	$0

CASH FLOWS FROM FINANCING ACTIVITIES
Sale of common stock	$100

NET CASH PROVIDED BY FINANCING ACTIVITIES	$100

NET INCREASE IN CASH	$100

CASH AT BEGINNING OF PERIOD	$---

CASH AT END OF PERIOD	$100



The accompanying notes are an integral part of these financial statements.

(Page 5)


PRIME EQUIPMENT CORP.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

December 31, 1998

NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING

POLICIES

The Company was incorporated on December 18, 1998 under

the laws of the state of Nevada. The business purpose of

the Company is to start a chain of equipment rental

services.

The Company will adopt accounting policies and procedures

based upon the nature of future transactions.

NOTE B: SUBSEQUENT EVENTS

In March of 1999, the Company completed the sale of

100,000 shares of its common stock at $.10 per share or

$10,000.

On October 28th, 1999, the Company changed its name from

"Prime Equipment Corp." to "Prime Equipment, Inc." and

increased its authorized capital stock to 74,000,000

shares of $.001 per share par value from 50,000,000

shares of $.001 per share par value. Of the 74,000,000

authorized shares, 50,000,000 are common stock and

24,000,000 are preferred shares.

On October 29, 1999, the Company approved a twenty to

one stock split. Prior to the stock split there were 200,000 shares of common stock outstanding and after the stock

split there were 4,000,000 shares of common stock

outstanding.

NOTE C: EARNINGS (LOSS) PER SHARE

Basic EPS is determined using net income divided by the

weighted average shares outstanding during the period.

Diluted EPS is computed by dividing net income by the

weighted shares outstanding, assuming all dilutive

potential common shares were issued. Since the Company

has no common shares that are potentially issuable, such

as stock options, convertible securities or warrants,

basic and diluted EPS are the same.

(Page 6)


PRIME EQUIPMENT, INC.

(A DEVELOPMENT STAGE COMPANY)

FINANCIAL STATEMENTS

MARCH 31, 2000, AND MARCH 31, 1999







INDEPENDENT ACCOUNTANT'S REPORT

To the Board of Directors and Stockholders

of Prime Equipment, Inc.

Las Vegas, Nevada

I have audited the accompanying balance sheets of Prime

Equipment, Inc. (a development stage company) as of March 31,

2000, and March 31, 1999 and the related statements of

operations, cash flows and changes in stockholders' equity for the period from December 18, 1998 (date of inception) to March

31, 2000. These statements are the responsibility of Prime

Equipment, Inc.'s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted

auditing standards. Those standards require that I plan and

perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and

significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the accompanying financial statements

present fairly, in all material respects, the financial position of Prime Equipment, Inc. as of March 31, 2000, and March 31,

1999, and the results of operations, cash flows and changes in stockholders' equity for the periods then ended, as well as the cumulative period from December 18, 1998. in conformity with generally accepted accounting principles.

/s/ DAVID COFFEY

David Coffey C.P.A.

Las Vegas, Nevada

June 15, 2000

(Page 1)


PRIME EQUIPMENT, INC.

(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEETS


	March 31, 2000	March 31, 1999
ASSETS
Cash.	$4,041	$71
Note receivable.	$10,000	$10,000
Interest receivable.	$817	$15
Total Assets	$14,858	$10,086

LIABILITIES & STOCKHOLDERS' EQUITY
Accounts payable.	$13,800	$400
Total Liabilities	$13,800	$400

Stockholders' Equity:
Common stock, authorized 50,000,000 shares at $.001 par value, issued and outstanding 4,021,000 shares and 200,000 shares, respectively, after giving effect to a 20:1 stock split effective October 22, 1999.	$4,021	$200
Preferred stock, authorized 24,000,000 shares at $.001 par value, issued and outstanding 0 shares.	$0	$0
Additional paid-in capital.	$21,329	$9,900
Deficit accumulated during the development stage.	$(24,292)	$(414)
Total Stockholders' Equity	$1,058	$9,686

Total Liabilities and Stockholders' Equity	$14,858	$10,086



The accompanying notes are an integral part of these financial statements.

(Page 2)


PRIME EQUIPMENT, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF OPERATIONS AND DEFICIT

ACCUMULATED DURING THE DEVELOPMENT STAGE

(With Cumulative Figures From Inception)


	Jan. 1, 2000 to March 31, 2000	Jan. 1, 1999 to March 31, 1999	From Inception, Dec. 18, 1998 to March 31, 2000

Income.	$200	$15	$817

Expenses:
Organizational expense	$0	$0	$400
Consulting	$0	$0	$23,650
Office expenses	$0	$29	$59
Professional fees	$0	$0	$1,000
Total expenses.	$0	$29	$25,109
Net income (loss).	$200	$(14)	$(24,292)

Retained earnings, beginning of period.	$(24,492)	$(400)

Deficit accumulated during the development stage.	$(24,292)	$414)

Earnings (loss) per share assuming dilution, after giving effect to a 20 for 1 stock split effective October 22, 1999. Net loss.	$0	$0	$(0.01)

Weighted average shares outstanding.	4,021,000	133,333	3,30,313



The accompanying notes are an integral part of these financial statements.

(Page 3)


PRIME EQUIPMENT, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

FOR THE PERIOD FROM December 18, 1998 (Date of Inception) TO

MARCH 31, 2000


	Common Stock Shares	Common Stock Amount	Additional Paid-in Capital	Total

Balance, December 18, 1998.	---	$---	$---	$---

Issuance of common stock for cash December, 1998.	100,000	$100	$0	$100

Less net loss.	0	$0	$0	$(400)

Balance, December 31, 1998.	100,000	$100	$9,900	$10,000

Issuance of common stock for cash March, 1999.	100,000	$100	$9,900	$10,000

Stock split 20 for 1, October 22, 1999.	3,800,000	3,800	$(3,800)	$0

Issuance of common stock for cash November, 1999.	1,000	$1	$999	$1,000

Issuance of common stock for cash December, 1999.	20,000	$20	$19,980	$20,000

Less offering costs.	0	$0	$(5,750)	$(5,750)

Less net loss.	0	$0	$0	$(24,092)

Balance, December 31, 1999.	4,021,000	$4,021	$21,329	$858

Net income (loss).	0	$0	$0	$200

Balance, March 31, 2000.	4,021,000	$4,021	$21,329	$1,058



The accompanying notes are an integral part of these financial statements.

(Page 4)


PRIME EQUIPMENT, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF CASH FLOWS

(With Cumulative Figures From Inception)


	Jan. 1, 2000 to March 31, 2000	Jan. 1, 1999 to March 31, 1999	From Inception Dec. 18, 1998 to March 31, 2000
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES
Net loss	$200	$(14)	$(24,292)
Non-cash items included in net loss.	$0	$0	$0
Adjustments to reconcile net loss to cash used by operating activity. Note receivable	$(10,000)	$(10,000)
Interest receivable	$(200)	$(15)	$(817)
Accounts payable	$(16,000)	$0	$13,800
NET CASH PROVIDED BY OPERATING ACTIVITIES	$(16,000)	$(10,029)	$(21,309)

CASH FLOWS USED BY INVESTING ACTIVITIES	$0	$0	$0
NET CASH USED BY INVESTING ACTIVITIES	$0	$0	$0

CASH FLOWS FROM FINANCING ACTIVITIES
Sale of common stock	$0	$100	$4,021
Paid-in capital	$0	$9,900	$27,079
Less offering costs	$0	$0	$(5,750)
NET CASH PROVIDED BY FINANCING ACTIVITIES.	$0	$10,000	$25,350
NET INCREASE IN CASH.	$(16,000)	$(29)	$4,041

CASH AT BEGINNING OF PERIOD.	$20,041	$100

CASH AT END OF PERIOD.	$4,041	$71



The accompanying notes are an integral part of these financial statements.

(Page 5)


PRIME EQUIPMENT, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

MARCH 31, 2000, AND MARCH 31, 1999

NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING

POLICIES

The Company was incorporated on December 18, 1998, under

the laws of the state of Nevada. The business purpose of

the Company is to start a chain of equipment rental

services.

The Company will adopt accounting policies and procedures

based upon the nature of future transactions.

NOTE B: SALE OF COMMON STOCK

In March of 1999, the Company completed the sale of

100,000 shares of its common stock at $.10 per share or

$10,000, 1000 shares of its common stock at $1.00 per

share in November of 1999 and 20,000 shares of the common

stock at $1.00 in December of 1999.

NOTE C: NAME CHANGE AND INCREASE IN

AUTHORIZED CAPITAL

On October 28, 1999, the Company changed its name from

"Prime Equipment Corp." to "Prime Equipment, Inc." and

increased its authorized capital stock to 74,000,000

shares of $.001 per share par value from 50,000,000

shares of $.001 per share par value. Of the 74,000,000

authorized shares, 50,000,000 are common stock and

24,000,000 are preferred stock.

NOTE D: STOCK SPLIT

On October 22, 1999, the Company approved a twenty to

one stock split. Prior to the stock split there were 200,000 shares of common stock outstanding and after the stock

split there were 4,000,000 shares of common stock

outstanding.

NOTE E: EARNING (LOSS) PER SHARE

Basic EPS is determined using net income divided by the

weighted average shares outstanding during the period.

Diluted EPS is computed by dividing net income by the

weighted average shares outstanding, assuming all

dilutive potential common shares were issued. Since the

Company has no common shares that are potentially

issuable, such as stock options, convertible securities

or warrants, basic and diluted EPS are the same.

(Page 6)


PRIME EQUIPMENT, INC.

(A DEVELOPMENT STAGE COMPANY)

FINANCIAL STATEMENTS

JUNE 30, 2000, AND JUNE 30, 1999



PAGE NO.

INDEPENDENT ACCOUNTANT'S REPORT	1

FINANCIAL STATEMENTS:
Balance Sheet	2
Statement of Operations and Deficit Accumulated During the Development Stage	3
Statement of Changes in Stockholders' Equity	4
Statement of Cash Flows	5
Notes to the Financial Statements	6-7




INDEPENDENT ACCOUNTANT'S REPORT

To the Board of Directors and Stockholders

of Prime Equipment, Inc.

Las Vegas, Nevada

I have audited the accompanying balance sheets of Prime

Equipment, Inc. (a development stage company) as of June 30,

2000, and June 30, 1999 and the related statements of

operations, cash flows and changes in stockholders' equity for the period from December 18, 1998 (date of inception) to June 30,

2000. These financial statements are the responsibility of

Prime Equipment, Inc.'s management. My responsibility is to

express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted

auditing standards. Those standards require that I plan and

perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and

significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the accompanying financial statements

present fairly, in all material respects, the financial position of Prime Equipment, Inc. as of June 30, 2000, and June 30, 1999,

and the results of operations, cash flows and changes in

stockholders' equity for the periods then ended as well as the cumulative period from December 18, 1998. in conformity with generally accepted accounting principles.

/s/ DAVID COFFEY

David Coffey C.P.A.

Las Vegas, Nevada

July 20, 2000

(Page 1)


PRIME EQUIPMENT, INC.

(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEETS


	June 30, 2000	June 30, 1999
ASSETS
Cash.	$4,041	$41
Notes receivable.	$10,000	$10,000
Interest receivable.	$1,017	$215
Total Assets	$15,058	$10,256

LIABILITIES & STOCKHOLDERS' EQUITY
Accounts payable.	$13,800	$400
Note payable.	$25,000	$0
Interest payable.	$48	$0
Total Liabilities	$38,848	$400

Stockholders' Equity
Common stock, authorized 50,000,000 shares at $.001 par value, issued and outstanding 4,021,000 shares and 200,000 shares, respectively, after giving effect to a 20:1 stock split effective October 22, 1999.	$4,021	$200
Preferred stock, authorized 24,000,000 shares at $.001 par value, none issued or outstanding.	$0	$0
Additional paid-in capital.	$21,329	$9,900
Deficit accumulated during the development stage.	$(49,140)	$(244)
Total Stockholders' Equity	$(23,790)	$9,856

Total Liabilities and Stockholders' Equity	$15,058	$10,256



The accompanying notes are an integral part of these financial statements.

(Page 2)


PRIME EQUIPMENT, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF OPERATIONS AND DEFICIT

ACCUMULATED DURING THE DEVELOPMENT STAGE

(With Cumulative Figures From Inception)


	Jan. 1, 2000 to June 30, 2000	Jan. 1, 1999 to June 30, 1999	From Inception, Dec. 18, 1998 to June 30, 2000

Interest.	$400	$215	$1,017

Expenses:
Organizational expense	$0	$0	$400
Consulting	$25,000	$0	$48,650
Office expenses	$0	$59	$59
Professional fees	$0	$0	$1,000
Interest expense	$48	$0	$48
Total expenses	$25,048	$59	$50,157

Net income (loss).	$(24,648)	$156	$(49,140)

Retained earnings, beginning of period.	$(24,492)	$(400)

Deficit accumulated during the development stage.	$(49,140)	$(244)

Earnings (loss) per share assuming dilution, after giving effect to a 20 for 1 stock split effective October 22, 1999. Net loss.	$(0.01)	$0.00	$(0.01)

Weighted average shares outstanding.	4,021,000	166,667	3,692,000



The accompanying notes are an integral part of these financial statements.

(Page 3)


PRIME EQUIPMENT, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

FOR THE PERIOD FROM December 18, 1998 (Date of Inception) TO

JUNE 30, 2000


	Common Stock Shares	Common Stock Amount	Additional Paid-in Capital	Total

Balance, December 18, 1998.	---	$---	$---	$---

Issuance of common stock for cash, December,	100,000	$100	$0	$100

Less net loss.	0	$0	$0	$(400)

Balance, December 31, 1998.	100,000	$100	$0	$(300)

Issuance of common stock for cash, March, 1999.	100,000	$100	$9,900	$10,000

Stock split 20 for 1, October 22, 1999.	3,800,000	$3,800	$(3,800)	$0

Issuance of common stock for cash November, 1999.	1,000	$1	$999	$1,000

Issuance of common stock for cash, December, 1999.	20,000	$20	$19,980	$20,000

Less offering costs.	0	$0	$(5,750)	$(5,750)

Less net loss.	0	$0	$0	$(24,092)

Balance, December 31, 1999.	4,021,000	$4,021	$21,329	$858

Net income (loss).	0	$0	$0	$(24,648)

Balance, June 30, 2000.	4,021,000	$4,021	$21,329	$(23,790)



The accompanying notes are an integral part of these financial statements.

(Page 4)


PRIME EQUIPMENT, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF CASH FLOWS

(With Cumulative Figures From Inception)


	Jan. 1, 2000 to June 30, 2000	Jan. 1, 1999 to June 30, 1999	From Inception, Dec. 18, 1998 to June 30, 2000
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES
Net income or (loss).	$(24,648)	$156	$(49,140)
Non-cash items included in net loss.	$0	$0	$0
Adjustments to reconcile net loss to cash used by operating activity:
Note receivable.	$(10,000)	$(10,000)
Interest receivable.	$(400)	$(215)	$(1,017)
Accounts payable.	$(16,000)	$0	$13,800
NET CASH PROVIDED BY OPERATING ACTIVITIES.	$(41,048)	$(10,059)	$(46,357)

CASH FLOWS USED BY INVESTING ACTIVITIES.	$0	$0	$0
NET CASH USED BY INVESTING ACTIVITIES.	$0	$0	$0

CASH FLOWS FROM FINANCING ACTIVITIES.
Note payable.	$25,000	$0	$25,000
Interest payable.	$48	$0	$48
Sale of common stock.	$0	$100	$4,021
Paid-in capital.	$0	$9,900	$27,079
Less offering costs.	$0	$0	$(5,750)
NET CASH PROVIDED BY FINANCING ACTIVITIES.	$25,048	$10,000	$50,398
NET INCREASE IN CASH.	$(16,000)	$(59)	$4,041

CASH AT BEGINNING OF PERIOD.	$20,041	$100

CASH AT END OF PERIOD.	$4,041	$41



The accompanying notes are an integral part of these financial statements.

(Page 5)


PRIME EQUIPMENT, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

JUNE 30, 2000, AND JUNE 30, 1999

NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING

POLICIES

The Company was incorporated on December 18, 1998,

Under the laws of the state of Nevada. The business purpose

of the Company is to start a chain of equipment rental

services.

The Company will adopt accounting policies and procedures

based upon the nature of future transactions.

NOTE B: SALE OF COMMON STOCK

In March of 1999, the Company completed the sale of

100,000 shares of its common stock at $.10 per share or

$10,000, 1000 shares of its common stock at $1.00 per

share in November of 1999 and 20,000 shares of the common

stock at $1.00 in December of 1999.

NOTE C: NAME CHANGE AND INCREASE IN

AUTHORIZED CAPITAL

On October 28, 1999, the Company changed its name from

"Prime Equipment Corp." to "Prime Equipment, Inc." and

increased its authorized capital stock to 74,000,000

shares of $.001 per share par value from 50,000,000

shares of $.001 per share par value. Of the 74,000,000

authorized shares, 50,000,000 are common stock and

24,000,000 are preferred stock.

NOTE D: STOCK SPLIT

On October 22, 1999, the Company approved a twenty to

One stock split. Prior to the stock split there were 200,000 shares of common stock outstanding and after the stock

split there were 4,000,000 shares of common stock

outstanding.

NOTE E: EARNING (LOSS) PER SHARE

Basic EPS is determined using net income divided by the

weighted average shares outstanding during the period.

Diluted EPS is computed by dividing net income by the

weighted average shares outstanding, assuming all

dilutive potential common shares were issued. Since the

Company has no common shares that are potentially

issuable, such as stock options, convertible securities

or warrants, basic and diluted EPS are the same.

(Page 6)


PRIME EQUIPMENT, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

JUNE 30, 2000, AND JUNE 30, 1999

(continued)

NOTE F: NOTE PAYABLE

On May 23, 2000, the Company received $25,000 cash

disbursement on a Note maturing April 30, 2001 with

simple annual interest at the rate of 10% per annum. The

Note is unsecured. The proceeds were to be used to start

a chain of equipment rental services.

NOTE G: SUBSEQUENT EVENTS

On July 20, 2000, the Board of Directors approved a

resolution to increase the authorized number of common

shares from 50,000,000 to 500,000,000 and increase the

number of preferred shares from 24,000,000 to

100,000,000. This resolution is subject to approval by

the shareholders.

(Page 7)


UNAUDITED FINANCIAL STATEMENTS

PRIME EQUIPMENT, INC.

( A DEVELOPMENT STAGE COMPANY )

SEPTEMBER 30, 2000, AND SEPTEMBER 30, 1999



PAGE NO.

INDEPENDENT ACCOUNTANT'S REPORT	1

FINANCIAL STATEMENTS:
Balance Sheet	2
Statement of Operations and Deficit Accumulated During the Development Stage	3
Statement of Changes in Stockholders' Equity	4
Statement of Cash Flows	5
Notes to the Financial Statements	6-7




INDEPENDENT ACCOUNTANT'S REPORT

To the Board of Directors and Stockholders

of Prime Equipment, Inc.

Las Vegas, Nevada

I have reviewed the accompanying balance sheets of Prime Equipment,

Inc. (a development stage company) as of September 30, 2000, and

September 30, 1999, and the related statements of operations, cash flows,

and changes in stockholders' equity for the three and nine month periods then ended, as well as the period from December 18, 1998 (date of inception)

to September 30, 2000. These statements are the responsibility of

Prime Equipment, Inc.'s management.

I conducted my review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, no such opinion is expressed.

Based on my review, I am not aware of any material modifications that should be made to the accompanying financial statements for them to be in conformity with generally accepted accounting principles established by the

American Institute of Certified Public Accountants.

David Coffey, C. P. A.

Las Vegas, Nevada

November 15, 2000

(Page 1)


PRIME EQUIPMENT, INC.

( A DEVELOPMENT STAGE COMPANY )

BALANCE SHEETS

<TABLE
	September 30, 2000	September 30, 1999
ASSETS
Cash.	$3,604	$41
Notes receivable.	$10,000	$10,000
Interest receivable.	$1,217	$417
Total Assets.	$14,821	$10,458

LIABILITIES & STOCKHOLDERS' EQUITY
Accounts payable.	$17,118	$800
Note payable.	$25,000	$0
Interest payable.	$673	$0
Loans from stockholders.	$1,500	$0
Total Liabilities.	$44,291	$800

Stockholders' Equity
Common stock, authorized 500,000,000 shares at $.001 par value, issued and outstanding 4,021,000 shares and 200,000 shares, respectively, after giving effect to a 20:1 stock split effective October 22, 1999.	$4,021	$200
Preferred stock, authorized 100,000,000 shares at $.001 par value, none issued or outstanding.	$0	$0
Additional paid-in capital.	$21,329	$9,900
Deficit accumulated during the development stage.	$(54,820)	$(442)
Total Stockholders' Equity	$(29,470)	$9,658

Total Liabilities and Stockholders' Equity	$14,821	$10,458



The accompanying notes are an integral part of these financial statements.

(Page 2)


PRIME EQUIPMENT, INC.

( A DEVELOPMENT STAGE COMPANY )

STATEMENTS OF OPERATIONS AND DEFICIT

ACCUMULATED DURING THE DEVELOPMENT STAGE

(With Cumulative Figures From Inception)


Three months ended September 30,	Nine months ended September 30,	From Inception, Dec. 18, 1998 to




	2000	1999	2000	1999	Sept. 30, 2000

Income.	$200	$202	$600	$417	$1,217

Expenses:
Organizational expense.	$0	$0	$0	$0	$400
Consulting.	$0	$400	$25,000	$400	$48,650
Office expenses.	$0	$0	$0	$59	$59
Fees.	$437	$0	$437	$0	$437
Professional fees.	$4,818	$0	$4,818	$0	$5,818
Interest expense.	$625	$0	$673	$0	$673
Total Expenses.	$5,880	$400	$30,928	$459	$56,037

Net income (loss).	$(5,680)	$(198)	$(30,328)	$(42)	$(54,820)

Retained earnings, beginning of period.	$(49,140)	$(244)	$(24,492)	$(400)

Deficit accumulated during the development stage.	$(54,820)	$(442)	$(54,820)	$(442)

Earnings (loss) per share assuming dilution, after giving effect to a 20 for 1 stock split effective October 22, 1999.
Net loss.	$0.00	$0.00	$(0.01)	$0.00	$(0.01)

Weighted average shares outstanding.	4,021,000	4,021,000	4,021,000	166,667	3,736,864



The accompanying notes are an integral part of these financial statements.

(Page 3)


PRIME EQUIPMENT, INC.

( A DEVELOPMENT STAGE COMPANY )

STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

FOR THE PERIOD FROM DECEMBER 18, 1998,

( Date of Inception ) TO SEPTEMBER 30, 2000


	Common Stock Shares	Common Stock Amount	Additional Paid-in Capital	Total

Balance, December 18, 1998.	---	$---	$---	$---

Issuance of common stock for cash December, 1998.	100,000	$100	$0	$100

Less net loss.	0	$0	$0	$(400)

Balance, December 31, 1998.	100,000	$100	$0	$(300)

Issuance of common stock for cash March, 1999.	100,000	$100	$9,900	$10,000

Stock split 20 for 1 October 22, 1999.	3,800,000	$3,800	$(3,800)	$0

Issuance of common stock for cash November, 1999.	1,000	$1	$999	$1,000

Issuance of common stock for cash December, 1999.	20,000	$20	$19,980	$20,000

Less offering costs.	0	$0	$(5,750)	$(5,750)

Less net loss.	0	$0	$0	$(24,092)

Balance, December 31, 1999.	4,021,000	$4,021	$21,329	$858

Net income (loss).	0	$0	$0	$(30,328)

Balance, September 30, 2000.	4,021,000	$4,021	$21,329	$(29,470)



The accompanying notes are an integral part of these financial statements.

(Page 4)


PRIME EQUIPMENT, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF CASH FLOWS

(With Cumulative Figures From Inception )


Three months ended September 30,	Nine months ended September 30,	From Inception, Dec. 18, 1998 to




	2000	1999	2000	1999	Sept. 30, 2000
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES.
Net income or (loss).	$(5,680)	$(198)	$(30,328)	$(42)	$(54,820)
Non-cash items included in net loss.	$0	$0	$0	$0	$0
Adjustments to reconcile net loss to cash used by operating activity.
Note receivable.	$0	$0	$0	$(10,000)	$(10,000)
Interest receivable.	$(200)	$(202)	$(600)	$(417)	$(1,217)
Accounts payable.	$3,318	$400	$(12,682)	$400	$17,118
Loans from Stockholders.	$1,500	$0	$1,500		$1,500
NET CASH PROVIDED BY OPERATING ACTIVITIES.	$(1,062)	$0	$(42,110)	$(10,059)	$(47,419)

CASH FLOWS USED BY INVESTING ACTIVITIES.	$0	$0	$0	$0	$0
NET CASH USED BY INVESTING ACTIVITIES.	$0	$0	$0	$0	$0

CASH FLOWS FROM FINANCING ACTIVITIES.
Note payable.	$0	$0	$25,000	$0	$25,000
Interest payable.	$625	$0	$673	$0	$673
Sale of common stock.	$0	$0	$0	$100	$4,021
Paid-in capital.	$0	$0	$0	$9,900	$27,079
Less offering costs.	$0	$0	$0	$0	$(5,750)
NET CASH PROVIDED BY FINANCING ACTIVITIES.	$625	$0	$25,673	$10,000	$51,023
NET INCREASE IN CASH.	$(437)	$0	$(16,437)	$(59)	$3,604

CASH AT BEGINNING OF PERIOD.	$4,041	$41	$20,041	$100

CASH AT END OF PERIOD.	$3,604	$41	$3,604	$41



The accompanying notes are an integral part of these financial statements.

(Page 5)


PRIME EQUIPMENT, INC.

(A DEVELOPMENT STAGE COMPANY )

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2000, AND SEPTEMBER 30, 1999

NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING

POLICIES

The Company was incorporated on December 18, 1998, under

the laws of the State of Nevada. The business purpose of

the Company is to start a chain of equipment rental services.

The Company will adopt accounting policies and procedures

based upon the nature of future transactions.

NOTE B: SALE OF COMMON STOCK

In March of 1999, the Company completed the sale of

100,000 shares of its common stock at $.10 per share or

$10,000, 1000 shares of its common stock at $1.00 per

share in November of 1999 and 20,000 shares of its

common stock at $1.00 in December of 1999.

NOTE C: NAME CHANGE AND INCREASE IN

AUTHORIZED CAPITAL

On October 28, 1999, the Company changed its name from

"Prime Equipment Corp." to "Prime Equipment, Inc." and

increased its authorized capital stock to 74,000,000 shares

of $.001 per share par value from 50,000,000 shares of $.001 per share par value. Of the 74,000,000 authorized shares,

50,000,000 are common stock and 24,000,000 are preferred

stock.

On July 20, 2000, the Board of Directors approved a

resolution to increase the authorized number of common

shares from 50,000,000 to 500,000,000 and increase the

number of preferred shares from 24,000,000 to 100,000,000.

NOTE D: STOCK SPLIT

On October 22, 1999, the Company approved a twenty to

One stock split. Prior to the stock split there were 200,000

Shares of common stock outstanding and after the stock

split there were 4,000,000 shares of common stock

outstanding.

(Page 6)


PRIME EQUIPMENT, INC.

( A DEVELOPMENT STAGE COMPANY )

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2000, AND SEPTEMBER 30, 1999

(continued)

NOTE E: EARNINGS (LOSS) PER SHARE

Basic EPS is determined using net income divided by the

weighted average shares outstanding during the period.

Diluted EPS is computed by dividing net income by the

weighted average shares outstanding, assuming all dilutive

potential common shares were issued. Since the Company

has no common shares that are potentially issuable, such as

stock options, convertible securities or warrants, basic and diluted EPS are the same.

NOTE F: NOTE PAYABLE

On May 23, 2000, the Company received $25,000 cash

Disbursement on a Note maturing April 30, 2001 with

simple annual interest at the rate of 10% per annum. The

note is unsecured. The proceeds were to be used to start

a chain of equipment rental services.

(Page 7)